BRINKER CAPITAL DESTINATIONS TRUST
SUPPLEMENT DATED DECEMBER 10, 2018,
TO THE PROSPECTUS DATED JULY 1, 2018
This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Change in Portfolio Management for the Destinations Multi Strategy Alternatives Fund
Driehaus Capital Management, LLC, (“Driehaus”) is no longer a sub-adviser to the Destinations Multi Strategy Alternatives Fund (“Fund”) with respect to the Driehaus Active Income strategy. Driehaus will continue to serve as a sub-adviser to the Fund with respect to the Event Driven strategy.
In addition, Mr. KC Nelson and Ms. Elizabeth Cassidy no longer serve as portfolio managers to the Fund, and Messrs. Michael Caldwell, Yoav Sharon and Thomas McCauley have been promoted from Assistant Portfolio Managers to Portfolio Managers of the Fund.
Accordingly, in the “Fund Summaries” section for the Fund, under the heading titled “Investment Adviser,” in the chart titled “Sub-advisers and Portfolio Managers” on page 58 of the Prospectus, the text relating to Driehaus is hereby deleted and replaced with the following text:
Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Driehaus Capital Management LLC
Michael Caldwell, Portfolio Manager	2017
Yoav Sharon, Portfolio Manager	2017
Thomas McCauley, Portfolio Manager	2017
In addition, in the “Fund Management” section, under the heading titled “Destinations Multi Strategy Alternatives Fund,” the text under the sub-heading “Driehaus Capital Management” on page 150 of the Prospectus is hereby deleted and replaced with the following text:
Driehaus Capital Management: Driehaus Capital Management (“Driehaus”), located at 25 East Erie Street, Chicago IL 60611, serves as a Sub-adviser to the Registrant’s Destinations Multi Strategy Alternatives Fund. A team of investment professionals manages the portion of the Destination Multi Strategy Alternatives Fund’s assets allocated to Driehaus. Michael Caldwell has been a Portfolio Manager for the Driehaus Event Driven Strategy since 2018 and previously served as the Assistant Portfolio Manager to the strategy since 2013. Mr. Caldwell also serves as a Senior Analyst on the Driehaus Micro Cap Growth and Driehaus Small Cap Growth strategies. Prior to joining the firm in 2008, Mr. Caldwell worked as a graduate research associate for the department of biomedical engineering at Yale University in 2007. Mr. Caldwell began his career as Co-Founder and Managing Director of Ivy Concierge, LLC from 2005-2007. Yoav Sharon has been a Portfolio Manager for the Driehaus Event Driven Strategy since 2018 and previously served as the Assistant Portfolio Manager to the strategy since 2015. Mr. Sharon also serves as the firm’s Senior Options Analyst, a role he has held since joining Driehaus in 2012. Prior to joining Driehaus, Mr. Sharon worked at Peak6 Investments, LLC as a Senior Analyst and trader from 2010 to 2012. From 2005 to 2008, Mr. Sharon served as a Managing Member of a firm he helped found, RayaTrading LLC. From 2002 to 2004, Mr. Sharon held positions of increasing responsibility at STR Trading Partners LLC, leaving that firm with a title of Senior Trader. Thomas McCauley has been a Portfolio Manager for the Driehaus Event Driven Strategy since 2018 and previously served as an Assistant Portfolio Manager to the strategy since June 1, 2017. Before joining the firm in 2013 as a senior analyst, he was an investment analyst for Chicago Fundamental Investment Partners.
Change in Portfolio Management for the Destinations Equity Income Fund
NWQ Investment Management Company, LLC (“NWQ”) has been appointed to serve as a sub-adviser to the Destinations Equity Income Fund (“Fund”).
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Accordingly, in the “Fund Summaries” section for the Fund, under the heading titled “Investment Adviser,” in the chart titled “Sub-advisers and Portfolio Managers” on page 21 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:
Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
NWQ Investment Management Company, LLC
James T. Stephenson, CFA, Managing Director, Portfolio Manager & Equity Analyst	2018
Thomas J. Ray, CFA, Portfolio Manager, Co-Head of Fixed Income, Portfolio Manager/Analyst	2018
In addition, in the “Fund Management” section, under the heading titled “Destinations Equity Income Fund,” on page 147 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:
NWQ Investment Management Company, LLC: NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, CA 90067, serves as a Sub-adviser to the Destinations Equity Income Fund. NWQ is principally owned by Nuveen NWQ Holdings, LLC, an indirect subsidiary of Nuveen, LLC (“Nuveen”). Founded in 1898, Nuveen is a subsidiary, and represents the Asset Management division of Teachers Insurance and Annuity Association of America. A team of investment professionals manages the portion of the Destinations Equity Income Fund’s assets allocated to NWQ. James T. Stephenson, CFA, has been a Managing Director of NWQ and a Portfolio Manager and Equity Analyst since 2012. From 2006 to 2012, Mr. Stephenson was a Managing Director and Equity Analyst. Thomas J. Ray, CFA, has been a Managing Director of NWQ as well as the Co-Head of Fixed Income and Portfolio Manager/Analyst since 2017. From 2015 to 2017, Mr. Ray was a Managing Director of NWQ as well as the Head of Fixed Income and Portfolio Manager/Analyst. Prior to joining NWQ in 2015, Mr. Ray worked as a private investor.
Change in Portfolio Management for the Destinations Municipal Fixed Income Fund
Elizah McLaughlin serves as a portfolio manager of FIAM LLC (“FIAM”) for the portion of the assets managed for the Destinations Municipal Fixed Income Fund (“Fund”). Ms. McLaughlin will succeed Mark Sommer, who plans to retire from FIAM as of December 31, 2018.
Accordingly, in the “Fund Summaries” section for the Fund, under the heading titled “Investment Adviser,” in the chart titled “Sub-advisers and Portfolio Managers” on page 50 of the Prospectus, the following text relating to FIAM LLC is hereby added in the appropriate alphabetical order thereof:
Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
FIAM LLC
Elizah McLaughlin, Portfolio Manager	2018
In addition, in the “Fund Management” section, under the heading titled “Destinations Municipal Fixed Income Fund,” the text under the sub-heading “FIAM LLC” on page 150 of the Prospectus, is hereby deleted and replaced with the following text:
FIAM LLC: FIAM LLC (“FIAM”), located at 900 Salem Street, Smithfield, Rhode Island 02917, serves as a Sub-adviser to the Registrant’s Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to FIAM. Kevin Ramundo, Mark Sommer, Cormac Cullen and Elizah McLaughlin have been portfolio managers of the Destinations Municipal Fixed Income Fund since 2018. Mr. Ramundo joined Fidelity in 2000 and has worked as a research analyst and portfolio manager. Since joining Fidelity in 1992, Mr. Sommer has worked as a quantitative analyst and portfolio manager. Mr. Cullen has worked as a research analyst and portfolio manager with Fidelity since 2010. Prior to assuming his current position, from 2007 to 2010, Mr. Cullen supported FIAM’s Fixed Income Division as senior legal counsel. Ms. McLaughlin joined Fidelity in 1997 and has worked as a research analyst and portfolio manager.
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BRINKER CAPITAL DESTINATIONS TRUST
SUPPLEMENT DATED DECEMBER 10, 2018,
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2018
This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.
Change in Portfolio Management for the Destinations Multi Strategy Alternatives Fund
Driehaus Capital Management, LLC, (“Driehaus”) is no longer a sub-adviser to the Destinations Multi Strategy Alternatives Fund (“Fund”) with respect to the Driehaus Active Income strategy. Driehaus will continue to serve as a sub-adviser to the Fund with respect to the Event Driven strategy.
In addition, Mr. KC Nelson and Ms. Elizabeth Cassidy no longer serve as portfolio managers to the Destinations Multi Strategy Alternatives Fund and Messrs. Michael Caldwell, Yoav Sharon and Thomas McCauley have been promoted from Assistant Portfolio Managers to Portfolio Managers of the Fund.
Accordingly, all references to the Driehaus Active Income strategy are hereby deleted.
In addition, all references to Mr. Nelson and Ms. Cassidy are hereby deleted.
Change in Portfolio Management for the Destinations Equity Income Fund
NWQ Investment Management Company, LLC (“NWQ”) has been appointed to serve as a sub-adviser to the Destinations Equity Income Fund (“Fund”).
Accordingly, in the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” the following text is hereby added in the appropriate alphabetical order thereof:
NWQ Investment Management Company, LLC
NWQ Investment Management Company, LLC (“NWQ”) serves as a Sub-adviser to a portion of the assets of the Registrant’s Destinations Equity Income Fund. NWQ is an indirect operating subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is an indirect subsidiary and represents the Asset Management division of Teachers Insurance and Annuity Association of America (TIAA), a leading financial services provider. NWQ is an SEC-registered investment adviser. As of September 30, 2018, NWQ had approximately $11.4 billion in assets under management.
Compensation. Brinker Capital pays NWQ a fee based on the assets under management of the Destinations Equity Income Fund as set forth in an investment sub-advisory agreement between NWQ and Brinker Capital. NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by NWQ’s Executive Committee. Total compensation (“TC”) consists of both a base salary and annual variable compensation composed of a cash bonus and deferred compensation. TC can be a multiple of the base salary.
NWQ annually benchmarks TC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total compensation levels to ensure it remains competitive.
To further strengthen its incentive compensation package and to create an even stronger alignment with clients and the long-term success of the firm, NWQ has implemented a long-term incentive program. The annual bonus pool for NWQ is tied first and foremost to investment performance, along with considerations for flows, revenue and firm discretion.
Individual bonuses out of that pool, including the Investment Team, are based primarily on the following:
•
Overall performance of client portfolios;

•
For NWQ’s analysts, objective review of stock recommendations and the quality of primary research;

•
Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic.

In addition, a portion of annual bonuses will be deferred and tied to Nuveen’s long-term performance.
Lastly, key individuals received retention long-term performance compensation that vests at year-end 2022. The program is designed to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term.

Ownership of Fund Shares. As of October 31, 2018, NWQ’s portfolio managers did not beneficially own any shares of the Destinations Equity Income Fund.
Other Accounts. As of October 31, 2018, in addition to the Destinations Equity Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in $M)	Number of Accounts	Total Assets (in $M)	Number of Accounts	Total Assets (in $M)
James T. Stephenson, CFA	7	$82.4	1	$110.9	613	$668.8*
Thomas J. Ray, CFA	7	$2,289	2	$305	1,490	$1,059**

*
Includes approximately $449 million in model-based and other non-discretionary assets as of 10/31/2018.

**
Includes approximately $171 million in model-based and other non-discretionary assets as of 10/31/2018.

Conflicts of Interest. Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:
•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•
With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner that seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•
Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Change in Portfolio Management for the Destinations Municipal Fixed Income Fund
Elizah McLaughlin serves as a portfolio manager of FIAM LLC (“FIAM”) for the portion of the assets managed for the Destinations Municipal Fixed Income Fund (“Fund”). Ms. McLaughlin will succeed Mark Sommer, who plans to retire from FIAM as of December 31, 2018.
Accordingly, in the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” under the sub-heading titled, “FIAM LLC,” the following text hereby replaces the first six paragraphs and the embedded table on page 56 of the SAI:
FIAM LLC (“FIAM”) serves as a Sub-adviser to a portion of the assets of the Registrant’s Destinations Municipal Fixed Income Fund. FIAM provides investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Compensation. Brinker Capital pays FIAM a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between FIAM and Brinker Capital. The following information relates to the period ended September 30, 2018.
Messrs. Cullen, Ramundo, and Sommer and Ms. McLaughlin are portfolio managers for FIAM and receive compensation for their services managing an allocated portion of the Fund. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.
Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s municipal bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the allocated portion of the Fund is based on the pre-tax investment performance of the allocated portion of the Fund measured against the Bloomberg Barclays 1-17 Year Municipal Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
Ownership of Fund Shares. As of September 30, 2018, FIAM’s portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.
Other Accounts. As of March 31, 2018, in addition to the Destinations Municipal Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in $M)	Number of Accounts	Total Assets (in $M)	Number of Accounts	Total Assets (in $M)
Cormac Cullen	22	$30,304	0	$0	2	$2,276
Kevin Ramundo	22	$30,304	0	$0	6	$2,526
Mark Sommer	22	$30,304	0	$0	2	$2,276
Elizah McLaughlin*	33	$47,484	0	$0	2	$2,377

*
Information is as of September 30, 2018.

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